Exhibit 99.1

Deloitte & Touche LLP
Suite 400
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Jersey City, NJ 07311
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Vantage Data Centers, LLC 2820 Northwestern Parkway Santa Clara, California 95051
Independent Accountants' Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by Vantage Data Centers, LLC (the "Company") and Guggenheim Securities, LLC ("Guggenheim"), Barclays Capital Inc., and Deutsche Bank Securities Inc. (the "Other Specified Parties" and, together with the Company, the "Specified Parties") related to their evaluation of certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Vantage Data Centers Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2018-2, Class A-2.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 29, 2018, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated tenant lease data file (the "Statistical Data File") and related record layout containing data, as represented to us by Guggenheim, on behalf of the Company, as of the close of business October 1, 2018, with respect to (i) 29 tenant leases (the "2018-1 Leases") and (i) three tenant leases (the "2018-2 Leases" and, together with the 2018-1 Leases, the "Leases").

At the Company's instruction, we performed certain comparisons and recomputations for each of the Leases relating to the tenant lease characteristics (the "Characteristics") set forth on the Statistical Data File and indicated below.

Characteristics
1. Tenant ID (for informational purposes only)
2. Tenant name*
3. Region*
4. Facility*
5. Critical load power (CLP)/kw leased*
6. Current Rent per kw per month
7. Base rent amount*
8. Additional base rent amount (if applicable)*
9. Lease expiration date
10. Total number of payments*

11. Lease payment frequency*
12. Next escalation date (month and day only)*
13. Escalator frequency*
14. Escalator rate*
15. Renewal options remaining
16. Length of renewal options*
17. Ultimate parent of customer/corporate guarantor*
18. Lease start date*
19. Lessee guarantor credit rating

* For Non-Securitized Leases only.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the "Lease Agreement").

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or "Guaranty of Lease."

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the "Commencement Letter."

At the instruction of Guggenheim, on behalf of the Company, we accessed the "Standard & Poor's Financial Services LLC Website" (https://www.standardandpoors.com) on October 10, 2018.  Using the ultimate parent of customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12., and 18., differences of 30 days or less are deemed to be in agreement; and

•
with respect to our comparison of Characteristic 19., for the Leases indicated in Appendix A, we observed a difference with respect to the lessee guarantor credit rating set forth on the Statistical Data File, when compared to the lessee guarantor credit rating set forth on the Standard & Poor's Financial Services LLC Website.  For such Leases, we were instructed to perform an additional procedure and compare the lessee guarantor credit rating set forth on the Statistical Data File to the corresponding information set forth on the "Standard & Poor's Credit Estimate Document" provided to us by Guggenheim, on behalf of the Company.

The tenant lease documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the "Lease Documents."  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures' Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Lease Documents.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or \any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 8, 2018

Appendix A to Independent Accountants' Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 8, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 19. for the following Leases:

Tenant ID
16
22
28
31
32

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.